UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2019

Ohr Pharmaceutical, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-88480	46-5622433
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

800 Third Avenue, 11th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 682-8452
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OHRP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, on January 2, 2019, Ohr Pharmaceutical, Inc., a Delaware corporation (“Ohr” or the “Company”), Ohr Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and NeuBase Therapeutics, Inc., a Delaware corporation (“NeuBase”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which, among other things, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into NeuBase, with NeuBase becoming a wholly-owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”).

On June 27, 2019, the parties to the Merger Agreement executed that certain First Amendment to the Merger Agreement (the “First Amendment”) to extend the date that Ohr or NeuBase may terminate the Merger Agreement from June 30, 2019 to August 31, 2019.

The foregoing summary of the First Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the First Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

On March 18, 2019, a lawsuit was filed by an alleged individual shareholder in the United States District Court for the Southern District of New York against Ohr Pharmaceutical, Inc. (“Ohr”) and its board of directors, captioned Gomez v. Ohr Pharmaceutical, Inc., et al., Case No. 1:19-cv-02386 (the “Gomez Action”), alleging that the defendants violated federal securities laws by disseminating proxy materials that included allegedly material misstatements or omissions in connection with a Form S-4 Registration Statement (the “Registration Statement”) filed by Ohr with the U.S. Securities and Exchange Commission (“SEC”) on March 8, 2019. Subsequently, on March 20, 2019, David Lowinger, an alleged stockholder of Ohr, filed a putative class action in the Delaware Court of Chancery, captioned Lowinger v. Ferguson, et al., Case No. 2019-0221-SG (the “Lowinger Action”) against Ohr and its board members alleging that the board of directors of Ohr had breached their fiduciary duties in connection with the acquisition of Ohr by NeuBase Therapeutics, Inc. (“NeuBase”) and the disclosures made in the Registration Statement . Specifically, the Mr. Lowinger sought additional disclosures to address the alleged deficiencies in the Registration Statement relating to the proposed merger in connection with the stockholder vote thereupon and/or injunctive relief. On April 4, 2019, another putative class action was filed in the United States District Court for the Southern District of New York asserting similar securities violations against Ohr and its board of directors, captioned Garaygordobil v. Ohr Pharmaceutical, Inc., et al., Case No. 1:19-cv-03006 (the “Garaygordobil Action”).

On April 16, 2019, Defendants filed an amended Form S-4 Registration Statement with the SEC that addressed and mooted claims made in the Gomez Action, Lowinger Action, and Garaygordobil Action regarding the sufficiency of the disclosures in the Recommendation Statement, and further disclosed that the Company had waived the “don’t-ask-don’t-waive” provisions of 25 standstill agreements that previously had been entered into with potential suitors to acquire the Company.

On May 1, 2019, the Court of Chancery entered an order dismissing the Lowinger Action and retained jurisdiction solely for the purpose of ruling on the plaintiff's anticipated application for an award of attorneys’ fees and reimbursement of expenses related to all three actions. On May 17, 2019 and May 21, 2019, the plaintiffs in the Gomez Action and Garaygordobil Action each filed a notice of voluntary dismissal, dismissing those actions with prejudice as to the name plaintiff and, in the Garaygordobil Action, without prejudice as to any claims by other putative class members. The parties subsequently agreed to a payment by Ohr to plaintiffs’ counsel of $180,000 in full satisfaction of any claim for attorneys’ fees and expenses in the Gomez Action, Lowinger Action, and Garaygordobil Action. Neither the Court of Chancery nor the United States District Court for the Southern District of New York has been asked to review or approve this payment.

Special Meeting

As previously reported, on July 10, 2019 at 10:00 a.m. Eastern Time, Ohr will hold a special meeting of its stockholders to vote upon the Merger and related proposals as set forth in the Company’s joint proxy statement/prospectus for the special meeting, dated June 6, 2019, a copy of which has been provided to the Company’s stockholders of record as of June 3, 2019.

On July 3, 2019, the Company issued a press release reminding its stockholders to vote “FOR” all of the proposals in connection with the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information about the Merger and Where to Find It

In connection with the Merger, Ohr has filed with the SEC a registration statement on Form S-4 that contains a joint proxy statement/prospectus. The registration statement was declared effective by the SEC on June 6, 2019. Investors and security holders of the Company and NeuBase are urged to read these materials when they become available because they will contain important information about the Company, NeuBase and the Merger. The joint proxy statement, information statement, prospectus, and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by directing a written request to: Ohr Pharmaceutical, Inc., 800 Third Avenue, 11th Floor, New York, NY, Attention: Corporate Secretary. Investors and security holders are urged to read the joint proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Participants in the Solicitation

The Company, its directors, executive officers and other employees and NeuBase, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the merger is included in the joint proxy statement/prospectus referred to above. Additional information regarding the directors and executive officers of the Company is also included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2018 and the proxy statement for the Company’s 2018 Annual Meeting of Stockholders. These documents are available free of charge at the SEC web site (www.sec.gov) and from the Company, Attn: Corporate Secretary, at the address described above.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements include, among other things, statements regarding the structure, timing and completion of the proposed merger; the combined company's listing on Nasdaq upon the closing of the proposed merger; the financial position and cash balance of the combined company; expectations regarding ownership structure of the combined company; expectations regarding an issuance and sale of securities or other financing by NeuBase and the expected proceeds thereof, the future operations of the combined company and its ability to successfully initiate and complete clinical trials and achieve regulatory milestones; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; that the proposed merger will close and will enable the combined company to participate in the possible success of the combined company’s product candidates; that the product candidates have the potential to address critical unmet needs of patients with serious diseases and conditions; and the executive and board structure of the combined company. These forward-looking statements are distinguished by use of words such as “will,” “would,” “anticipate,” “expect,” “believe,” “designed,” “plan,” or “intend,” the negative of these terms, and similar references to future periods. These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements. Our forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K. Factors or events that we cannot predict, including those described in the risk factors contained in our filings with the SEC, may cause our actual results to differ from those expressed in forward-looking statements. Ohr and the combined company may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements, and you should not place undue reliance on these forward-looking statements. Because such statements deal with future events and are based on Ohr’s current expectations, they are subject to various risks and uncertainties and actual results, performance or achievements of Ohr or the combined company could differ materially from those described in or implied by the statements in this Current Report on Form 8-K, including: the risk that the conditions to the closing of the transaction are not satisfied, including the failure to timely or at all obtain stockholder approval for the transaction; uncertainties as to the timing of the consummation of the transaction and the ability of each of Ohr and NeuBase to consummate the transaction; risks related to the combined company’s ability to correctly manage its operating expenses and its expenses; risks related to the market price of Ohr’s common stock relative to the exchange ratio; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger transaction; the combined company’s plans to develop and commercialize its product candidates, including NT0100 and NT0200; the timing of initiation of the combined company’s planned clinical trials; the timing of the availability of data from the combined company’s clinical trials; the timing of any planned investigational new drug application or new drug application; the combined company’s plans to research, develop and commercialize its current and future product candidates; the clinical utility, potential benefits and market acceptance of the combined company’s product candidates; the combined company’s commercialization, marketing and manufacturing capabilities and strategy; the combined company’s ability to protect its intellectual property position; and the requirement for additional capital to continue to advance these product candidates, which may not be available on favorable terms or at all, as well as those risks discussed under the heading “Risk Factors” in Ohr’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and in any subsequent filings with the SEC. Except as otherwise required by law, Ohr disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date hereof, whether as a result of new information, future events or circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
2.1	First Amendment, dated as of June 27, 2019, to the Agreement and Plan of Merger and Reorganization, dated as of January 2, 2019, by and among Ohr Pharmaceutical, Inc., Ohr Acquisition Corp. and NeuBase Therapeutics, Inc.

99.1	Press Release dated July 3, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OHR PHARMACEUTICAL, INC
(Registrant)

Date: July 3, 2019	By:	/s/ Sam Backenroth
Sam Backenroth
Chief Financial Officer